                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          March 2, 2001
                                                              -------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)


      (As Servicer on behalf of CC MASTER CREDIT CARD TRUST II (FORMERLY
                   CHEVY CHASE MASTER CREDIT CARD TRUST II))

    Laws of the United States                  33-99334                         51-0269396
---------------------------------             ----------                        ----------
  (State or other jurisdiction         (Commission File Number)        (IRS Employer Identification
of incorporation or organization]                                                 Number)



201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                  302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant

(a) On February 23, 2001, BANK ONE CORPORATION ("BANK ONE"), the parent corporation for First USA Bank, National Association (the "Bank"), decided to no longer engage Arthur Andersen LLP ("AA") as its principal accountant and selected KPMG LLP ("KPMG") to serve as its principal accountant for 2001. The change in accountants was recommended by the Audit and Risk Management Committee of BANK ONE's Board of Directors and approved by the Board on February 23, 2001. The Bank, in its capacity as servicer of the CC Master Credit Card Trust II (the "Trust"), has also changed the independent accountants for the Trust during 2001 from AA to KPMG. The sole reason for the change of the independent accountants for the Trust will be to align the independent accountants of the Trust with those of BANK ONE.

     The Trust does not have financial statements and the reports of independent accountants for the Trust are limited to (i) examining, in accordance with standards established by the American Institute of Certified Public Accountants, the assertion of the Servicer that it has complied with certain covenants and conditions set forth in the Master Pooling and Servicing Agreement for the Trust and (ii) comparing the mathematical calculations of each amount set forth in the monthly servicer's certificates prepared by the Servicer with the Servicer's computer reports, which were the source of such amounts. Therefore, the standards enumerated in Item 304 of Regulation S-K under the Securities and Exchange Act of 1934 ("Item 304"), which apply to audits of financial statements, are not applicable to the services performed for the Trust by independent accountants. Nonetheless, the reports of AA with respect to the Trust for the prior two years ended December 31, 1998 and December 31, 1999 did not state that either (x) the assertion of the Servicer in clause (i) above was not fairly stated, in all material respects or (y) the amounts referred to in clause (ii) above were not in agreement, except for such exceptions as AA believed to be immaterial. In addition, there were no disagreements (as defined in the instructions to Item 304 of Regulation S-K) between AA and the Bank, in its capacity as servicer of the Trust, in connection with such reports and there have been no such disagreements (as defined in the instructions to Item 304 of Regulation S-K) between AA and the Bank, in its capacity as servicer of the Trust, during the period from December 31, 1999 through the date of this filing. AA is in the process of completing its work for the year ended December 31, 2000 and will issue its reports in March, 2001.

     The Bank has provided a copy of the foregoing statements to AA. A letter from AA to the Commission stating their agreement with the statements made herein is filed as Exhibit 16.01 to this Form 8-K.

(b) Effective February 23, 2001, the Bank has engaged KPMG as its principal accountants for 2001. During 1999 and 2000, and during the portion of 2001 preceding the Board's decision, the Bank, in its capacity as servicer of the Trust, did not consult KPMG in any matter with respect to the Trust or any matter that was the subject of a disagreement with AA.
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Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(16.01)  Letter regarding Change in Certifying Accountant
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                         By:  /s/ Tracie H. Klein
                             ----------------------------
                             Name:  Tracie H. Klein
                             Title: First Vice President



Date:  March 2, 2001
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                                 EXHIBIT INDEX


Exhibit No.    Description                                              Page No.

   16.01     Letter regarding Change in Certifying Accountant              5